                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) December 2, 2002





                       Corporate Asset Backed Corporation
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           Delaware                     33-73666                22-3281571
(STATE OR OTHER JURISDICTION          (COMMISSION            (I.R.S. EMPLOYER
      OF INCORPORATION)               FILE NUMBER)          IDENTIFICATION NO.)


    445 Broad Hollow Road
    Suite 239
    Melville, New York                                            11747
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)

Registrant's telephone number, including area code: (631) 587-4700


            400 West Main Street, Suite 338, Babylon, New York, 11702 (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 1.             Changes in Control of Registrant.

                    NOT APPLICABLE.

Item 2.             Acquisition or Disposition of Assets.

                    NOT APPLICABLE.

Item 3.             Bankruptcy or Receivership.

                    NOT APPLICABLE.

Item 4.             Changes in Registrant's Certifying Accountant.

                    NOT APPLICABLE.

Item 5.             Other Events.

                    NOT APPLICABLE.

Item 6.             Resignations of Registrant's Directors.

                    NOT APPLICABLE.

Item 7.             Financial Statements, Pro-Forma Financial Information and
                    Exhibits.

                    (a)  NOT APPLICABLE.

                    (b)  NOT APPLICABLE.

                    (c)  EXHIBITS.

                    1. Statement of Cash Transactions in respect of the receipt and disbursement of interest by the CABCO Trust for Florida Power and Light 7.05% Debentures on December 2, 2002 (CUSIP 124675109).

                                   $881,250.00 to the Trust Certificate Holders.



Item 8.             Change in Fiscal Year.

                    NOT APPLICABLE.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CORPORATE ASSET
                                        BACKED CORPORATION
                                                 as Depositor

                                        By: /s/ Robert Vascellaro
                                           --------------------------------
                                        Name:  Robert Vascellaro
                                        Title: Vice President and Treasurer


Date:  December 10, 2002

                                  EXHIBIT INDEX

Exhibit

                 Statement of Cash Transactions in respect of the receipt and disbursement of interest by the CABCO Trust for Florida Power and Light 7.05% Debentures on December 2, 2002 (CUSIP 124675109).